DELAWARE GROUP® EQUITY FUNDS IV
Delaware Covered Call Strategy Fund
Delaware Equity Income Fund
Delaware Global Equity Fund
Delaware Growth and Income Fund
Delaware Hedged U.S. Equity Opportunities Fund
Delaware International Fund
Delaware Opportunity Fund
Delaware Premium Income Fund
Delaware Growth Equity Fund
Delaware Special Situations Fund
Delaware Total Return Fund
Delaware Floating Rate II Fund
Delaware Fund for Income
Delaware Government Cash Management Fund
Delaware International Opportunities Bond Fund
Delaware Investment Grade Fund
Delaware Limited Duration Bond Fund
Delaware Strategic Income II Fund
 (each, a “Fund” and together, the “Funds”)

Supplement to each Fund’s Summary Prospectus (each a “Prospectus”) dated January 28, 2020

Effective May 4, 2020, BNY Mellon Investment Servicing (US) Inc. will provide sub-transfer agency services to the Funds. As a result, the following changes are made to each Fund’s Prospectus on May 4, 2020:

1.	In each Fund’s Prospectus, every reference to the shareholder services phone number is replaced as follows:
	Previous	New
Shareholder Services Phone Number	800 423-4026	800 523-1918

2.	The following replaces the sentence immediately preceding each Fund’s performance bar chart in the Prospectus:

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

3.	The following replaces the first paragraph of the “Purchase and redemption of Fund shares” section in each Fund’s Prospectus:

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds® by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 1, 2020.